Electronic Acknowledgement Receipt

EFS ID:	18618460
Application Number:	61972088
International Application Number:	
Confirmation Number:	2661
Title of Invention:	ULTRA-PURE HYDROGEN GENERATING DEVICE USING COMBUSTION OF A MIXTURE OF ETHANOL AND GASOLINE
First Named Inventor/Applicant Name:	Gennadiy Glazunov
Customer Number:	64767
Filer:	Tracy P. Jong
Filer Authorized By:	
Attorney Docket Number:	2713-AC
Receipt Date:	28-MAR-2014
Filing Date:	
Time Stamp:	18:27:47
Application Type:	Provisional

Payment information:

Submitted with Payment	yes
Payment Type	Deposit Account
Payment was successfully received in RAM	$130
RAM confirmation Number	4899
Deposit Account	504258
Authorized User	

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Drawings-only black and white line drawings	20140328GlazunovDrawings-Prov-fuel.pdf	39305 0e6b96f546ede7bc603dbbda6987439dcfeccdc2	no	2
Warnings:					
Information:					
2	Specification	20140328GlazunovSpecClaimsAbs-Prov-fuel.pdf	87838 4a1c00dd10e1fe78bb2634d803d8a3865a78b52e	no	18
Warnings:					
Information:					
3	Application Data Sheet	aia0014.pdf	1561088 f708f0a5c1b3bcb94f366881cd100886bf9c1e0e	no	7
Warnings:					
Information:					
4	Provisional Cover Sheet (SB16)	ProvisionalSB.pdf	1477171 ce323aad6e5810d1c24d08a9bd0486344a5df5ef	no	3
Warnings:					
Information:					
5	Power of Attorney	SignedAmazonicaPOA.pdf	967180 a5a6c9120dbaf8f2fa536c8055a6622c7f2acf92	no	2
Warnings:					
Information:					
6	Power of Attorney	SignedGlazunovPOA.pdf	3566963 0c078f68a78f3a1344dc1762a2002b1c0df5bd0c	no	2
Warnings:					
Information:					
7	Fee Worksheet (SB06)	fee-info.pdf	29731 99278671390f9f5852a706738a70a3230b523a50	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	7729276		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

New Applications Under 35 U.S.C. 111

If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

National Stage of an International Application under 35 U.S.C. 371

If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/EO/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

New International Application Filed with the USPTO as a Receiving Office

If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.